UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                OCTOBER 29, 2003


                  BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                      000-23889               76-0553110

 (STATE OF OTHER JURISDICTION OF     (COMMSION FILE  NO.)     (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)


            6601 OWENS DRIVE, SUITE 115, PLEASANTON, CALIFORNIA 94588
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (925) 251-0000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 _______________

Item 7.  Exhibits

         99.1 Press Release issued by BrightStar Information Technology Group, Inc. on October 29, 2003.

Item 9.  Regulation FD Disclosure

         On October 29, 2003, BrightStar Information Technology Group, Inc announced the extension of the Company's Long-Term Notes. A copy of the Company's related press release dated October 29, 2003 is attached to the Form 8-K as Exhibit 99.1.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                 BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.

Date: October 29, 2003.          BY: /s/ Paul C. Kosturos
                                    --------------------------------------------
                                     Paul C. Kosturos
                                     Vice President  and Chief Financial Officer